Exhibit 99.2

FINANCIAL RESULTS AND COMPANY OVERVIEW 2020 Second - Quarter Performance September 9 th , 2020

Disclaimer

HDSUPPLY

Forward-Looking Statements and Preliminary Results

This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management's beliefs and assumptions and information currently available to management and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this presentation is not a guarantee of future results, and that actual results may differ materially from those made in or suggested by the forward-looking information contained in this presentation. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "plan," "seek," "comfortable with," "will," "expect," "intend," "estimate," "anticipate," "believe" or "continue" or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or implied by the forward-looking statements, including, without limitation, our ability to obtain the required regulatory approvals for the sale of Construction & Industrial business, our ability to satisfy the other closing conditions related to the sale transaction, our ability to consummate the sale transaction on the anticipated timing, if at all, the impact of the coronavirus disease 2019 outbreak ("COVID-19") on the maintenance, repair and operations and specialty construction sectors, in general, and the financial position and operating results of our company, in particular, which cannot be predicted and could change rapidly and those "Risk factors" in our annual report on Form 10-K, for the fiscal year ended February 2, 2020, filed on March 17, 2020 and those described from time to time in our, and HD Supply, Inc.'s, other filings with the U.S. Securities and Exchange Commission (the "SEC"), which can be found at the SEC's website www.sec.gov. Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Estimates for August 2020 Net sales are preliminary estimates and are subject to risks and uncertainties, including, among others, changes in connection with quarter-end adjustments. Any variation between HD Supply's actual results and the preliminary financial data set forth herein may be material.

Non-GAAP Financial Measures

HD Supply supplements its financial results that are determined in accordance with accounting principles generally accepted in the United States of America ("GAAP") with non-GAAP measurements, including Adjusted EBITDA, Adjusted net income, Adjusted net income per diluted share, Net debt and Free cash flow. This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements presented herein. Additional information regarding Adjusted EBITDA, Adjusted net income, Adjusted net income per diluted share, Net debt, and Free cash flow referred to in this presentation is included at the end of this presentation under "Capital Structure Overview" and "Reconciliation of Non-GAAP Measures."

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3 Q2’20 Overview Solid Improvement and Share Gains Through Q2’20 1 See appendix slides 16 and 17 for a reconciliation of Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per Diluted Share to Net Income 2 Free Cash Flow is defined as LTM Operating Cash Flow $730M, Less Capital Expenditures $85M 3 As of August 2, 2020, our combined liquidity of approximately $995 million was comprised of $71 million in cash and cash equi va lents and $924 million of additional available borrowings (excluding $86 million of borrowings on available cash balances) under our Senior ABL Facility, based on qualifying inventory and receivables Note: “VPY” denotes Versus Prior Year, “LTM” denotes Last Twelve Months ▪ 4% Net Sales Decline VPY ▪ 6% Operating Income Decline VPY ▪ 3% Net Income Decline VPY ▪ 2% Adjusted EBITDA 1 Decline VPY ▪ +3% Net Income per Diluted Share VPY ▪ $645M LTM Free Cash Flow 2 ▪ Liquidity of $995M 3 ; $198M increase from May 3, 2020 Financial ▪ Sale of Construction and Industrial ▪ $2.5 Billion After Tax and Transaction Costs ▪ Use of Proceed: Share Repurchases ; Debt Repayment; M&A Strategy; Ongoing Capex Investment at 2 Percent of Sales ▪ Significant Improvement in Facilities Maintenance Performance ▪ Successful Navigation of Durable Goods Shortages and Shipping Delays ▪ Debt Repayment Business Update

4 Facilities Maintenance: COVID - 19 Impact Health and Safety of Our Associates Remains a Priority ▪ No Disruption to Distribution Centers ; Successful Continuance of Working from Home Plan; Maintain Infection Controls in all Locations ▪ Customer Focus on Safe Reopening and Operating of their Living Space Properties ▪ Gross Margin Headwinds to Business include: – Increased Demand for Safety and Infection Control – Sales Mix Skewed Towards Big Ticket Items – Slower Recovery in Traditional MRO ▪ Hospitality Market Remains Significantly Impacted but Improving; Decline in Revenue per Available Room of Approximately 60 percent 1 in Q2’20 ▪ Healthcare Market Occupancy Rate Decline VPY 2 in Q2’20 1 Data from STR: “Total U.S . hotel performance for Q2;20 2020“ 2 Data from NIC: Q2’20 Assisted Living Occupancy Rates Down 390 Basis Points VPY; Independent Living Occupancy Rates Down 270 B asi s Points VPY

5 Improvement in each Vertical Throughout Q2 Facilities Maintenance Vertical Performance 1 Gross Sales after Returns (GSAR) excludes customer rebates, discounts, and allowances GSAR 1 Versus Prior Year Multifamily; ~60% of FM Sales Hospitality; ~18% of FM Sales Healthcare; ~7% of FM Sales Institutional; ~8% of FM Sales FM Net Sales (7.7%) (6.3%) 0.1% 2.1% (48.4%) (33.8%) (26.1%) (13.9%) (0.4%) (5.7%) (4.0%) 3.4% (6.9%) 4.6% 6.2% 14.3% (13.4%) (9.0%) (4.4%) 1.1% May Jun. Jul. Aug.

6 ($ in millions, except per share data) Net Sales 1 See appendix slides 16 and 17 for a reconciliation of Adjusted EBITDA, Adjusted net income and Adjusted net income per diluted share to Net income 4.4% Net Sales Decline in Q2’20 Q2’20 Financial Results $1,624 $1,552 Q2’19 VPY Q2’20 - $ 72 - 4% Gross Profit $633 $596 - 6% Gross Margin % 39.0% 38.4% - 60 BPs Operating Income $211 $198 - 6% Op. Income % 13.0% 12.8% - 20 BPs Net Income $135 $131 - 3% Per Diluted Share $0.79 $0.81 +$0.02 Adj. EBITDA 1 $244 $238 - 2% Adj. EBITDA % 15.0% 15.3% +30 BPs Adj. Net Income 1 $135 $134 - 1% Per Diluted Share 1 $0.79 $0.83 +$0.04

7 Q2’20 Segment Performance Q2’20 Adj. EBITDA $132 $106 Net Sales Q2’19 $149 VPY - 8% - 11% VPY flat +12% $95 Q2’20 Q2’19 $795 $793 $830 $761 organic ($ in millions)

8 Q2’20 Taxes, Cash Flow, and Capitalization ▪ Cash Taxes $36 in Q2’20 ▪ $1,754 Net Debt 1 at the End of Q2’20 2.1x Net Debt to LTM Adj. EBITDA ▪ Free Cash Flow 2 $190 in Q2’20 ▪ Capital Expenditures vv $12 in Q2’20 1 Reconciled on slide 13. “Net Debt” defined as Total Debt before unamortized deferred financing costs and discounts, plus letters of credit, less cash an d cash equivalents 2 Free Cash Flow is defined as Quarterly Operating Cash Flow $202M , Less Capital Expenditures $12M 3 As of August 2, 2020, our combined liquidity of approximately $995 million was comprised of $71 million in cash and cash equival ent s and $924 million of additional available borrowings (excluding $86 million of borrowings on available cash balances) under our Senior ABL Facility, based on qualifying inventory and receivables Drawn ABL includes $24 in Letters of Credit Strong Liquidity and No Significant Maturities until 2022 ($ in millions) ’20 ’21 ’22 ’23 ’24 ’25 ’26 ABL Commitment $1,000 $1,024 $750 $24 HD Supply Debt Maturities $11 $11 $1.0 billion ABL Revolver $1.1 billion Term Loan B $750 million Sr. Notes ▪ Liquidity - As of May 3, 2020 was $ 995 3 , +$367 as compared to February 2, 2020 - No Significant Maturities until Apr. 2022 $11

9 1.1% Preliminary FM August Average Daily Sales Growth VPY Q2’20 Monthly Average Daily Sales (%) Facilities Maintenance Construction & Industrial Prior Year HD Supply Net Sales HD Supply Average Daily Sales Growth VPY Current Year Note: Contains forward - looking information; please see Disclaimer on slide 2 ($ in millions) 1.1% ( 2.5%) 20 (Preliminary) (4.8%) (2.0%) 1.6% May Jul. $ 518 1.9% 2.1% Q2’20 1.2% 2.0% $521 20 20 Q3’20 (0.7%) Jun. (7.3%) Aug. 0.2% (2.4%) (13.4%) 2.2% (9.0%) 3.0% (4.4%) 2.8% (1.4%) 1.7% (0.4%) 1.0% 0.5% $464 $431 $521 $495 $639 $626 19 20 24 19 20 24 20 19 24 ’20 Selling Days ’19 Selling Days ’18 Selling Days

10 Q&A Q&A

11 Concluding Remarks Priority is Health and Safety of our Associates and Customers ▪ Facilities Maintenance Return to Growth in August 2020, +1.1% VPY ▪ Completion of Construction and Industrial Sale Expected by End of October ▪ Re - launch HDS Story Later in 2020 - Strong ROIC of 36% 1 - Enhance Number One Position in MRO Living Space 1 Reconciled on Slide 18

12 Q&A APPENDIX

13 2.1x Net Debt to LTM Adjusted EBITDA Capital Structure Overview Debt as of Aug. 2, 2020 Senior ABL Facility Term B - 5 Loans Oct. 2018 Senior Unsecured Notes Outstanding Debt 4 Less: Cash and Cash Equivalents Net Debt Balance Maturity 1 Represents the stated rate of interest, without including the effect of discounts or interest rate swaps 2 Subject to applicable redemption price terms 3 Ratings per Moody’s Investor’s Service (“Moody’s”) and S&P Global Ratings (“S&P”). Corporate family ratings shown for Outsta nd ing Debt. 4 Excludes unamortized discounts of $2 and unamortized deferred financing costs of $16 ($ in millions) Interest Rate 1 Soft Call Date 2 n/a 1.91% 5.375% 4/5/ 22 10/17/ 23 10/15/ 26 n/a Now 10/15/ 21 Plus: Letters of Credit - 750 $1,754 (71) $1,801 1,051 24 Moody’s / S&P 3 Not Rated, BBB – Ba1, BBB – Ba2, BB – Ba1 Stable, BB+ Negative

14 1.6% 2.6% 1.7% 2.5% (6.8%) 12.7% 8.8% 0.5% (22.6%) (7.3%) (4.8%) (2.0%) (0.7%) Aug. Sep. Oct. Nov. Dec. Jan. Feb. Mar. Apr. May Jun. Jul. Aug. 0.7% Preliminary Average Daily Sales Decline VPY in August Average Daily Sales – Organic 1 (VPY%) (Preliminary) Facil . Maint . Const. & Ind. HD Supply Organic Average Daily Sales (“ADS”) Growth VPY 1 (VPY%) 1 Contains an extra selling week as compared with other years. Fiscal 2018 contains 53 weeks Note: Contains forward - looking information; please see Disclaimer on slide 2 FY’19 ’20 Selling Days ’19 Selling Days ’18 Selling Days FY’20 Dec. Apr. May Jun. 1.2% 1.7% 2.7% 2.5% (4.9%) 9.6% 4.1% (0.4%) (31.9%) (13.4%) (9.0%) (4.4%) 1.1% 2.0% 3.5% 0.6% 2.4% (8.6%) 16.1% 14.2% 1.4% (13.0%) (1.4%) (0.4%) 0.5% (2.5%) 20 19 25 18 19 24 20 20 25 19 20 24 20 20 19 25 18 19 24 20 20 25 19 20 24 20 20 19 25 18 20 28 1 20 20 25 20 19 24 20

15 $518M Preliminary August Sales Monthly Net Sales ($) (Preliminary) Facil . Maint . Const. & Ind. ’20 Selling Days ’19 Selling Days ’18 Selling Days organic HD Supply Net Sales ($ in millions) 1 Contains an extra selling week as compared with other years. Fiscal 2018 contains 53 weeks Note: Contains forward - looking information; please see Disclaimer on slide 2 FY’20 FY’19 $521 $494 $629 $436 $403 $546 $461 $462 $472 $431 $495 $626 $518 Aug. Sep. Oct. Nov. Dec. Jan. Feb. Mar. Apr. May Jun. Jul. Aug. $266 $249 $311 $216 $205 $281 $235 $236 $211 $198 $243 $320 $269 $255 $245 $318 $221 $198 $266 $226 $226 $261 $234 $252 $307 $249 20 19 25 18 19 24 20 20 25 19 20 24 20 20 19 25 18 19 24 20 20 25 19 20 24 20 20 19 25 18 20 28 1 20 20 25 20 19 24 20

16 Reconciliation of Non - GAAP Measures: Net Income to Adjusted Net Income and Adjusted Net Income Per Share ($ in millions, except share and per share amounts) 1 Represents the costs related to separation activities and personnel changes, primarily severance and other employee - related cos ts, and costs related to deferring certain projects during the separation preparations. For the six months ended August 4, 2019, the Company recognized a favorable termination of the lease fo r its former corporate headquarters 2 Represents the costs incurred in the acquisition and integration of business acquisitions, including A.H. Harris Construction Supplies 3 Adjustments to Net income have been tax effected at the Company’s combined annual federal and state tax rates of 25.8% for the three and six months ended August 2, 2020 and 25.7% for the three and six months ended August 4, 2019 Six Months Three Months Ended Ended Aug. 2, 2020 Aug. 4, 2019 Aug. 2, 2020 Aug. 4, 2019 Net income $131 $135 $203 $242 Restructuring charges 1 4 - 10 (2) Acquisition and integration costs 2 - - - 1 Tax expense on adjustments 3 (1) - (2) - Adjusted Net Income $134 $135 $211 $241 Weighted average common shares outstanding (in thousands) Basic 160,925 169,546 160,877 169,773 Diluted 161,282 170,057 161,220 170,386 Net Income Per Share - Basic $ 0.81 $ 0.80 $ 1.26 $ 1.43 Net Income Per Share - Diluted $ 0.81 $0.79 $ 1.26 $ 1.42 Adjusted Net Income Per Share - Basic $0.83 $0.80 $1.31 $1.42 Adjusted Net Income Per Share - Diluted $0.83 $0.79 $1.31 $1.41

17 Reconciliation of Non - GAAP Measures: Net Income to Adjusted EBITDA ($ in millions) 1 Depreciation and amortization includes amounts recorded within Cost of sales in the Consolidated Statements of Operations 2 Represents the costs related to separation activities and personnel changes, primarily severance and other employee - related cost s, and costs related to deferring certain projects during the separation preparations. For the six months ended August 4, 2019, the Company recognized a favorable termination of the lease fo r its former corporate headquarters. 3 Represents the costs incurred in the acquisition and integration of business acquisitions, including A.H. Harris Construction Supplies. Six Months Three Months Ended Ended Aug. 2, 2020 Aug. 4, 2019 Aug. 2, 2020 Aug. 4, 2019 Net income $131 $135 $203 $242 Interest expense, net 24 28 49 56 Provision for income taxes 43 48 67 83 Depreciation and amortization 1 30 27 59 54 Restructuring charges 2 4 - 10 (2) Stock - based compensation 5 5 12 12 Acquisition and integration costs 3 - - - 1 Other 1 1 1 1 Adjusted EBITDA $238 $244 $401 $447

18 Return on Invested Capital ($ in millions) Twelve Months Ended Three Months Ended Aug. 2, 2020 Aug. 2, 2020 May. 3, 2020 Feb. 2, 2020 Nov. 3, 2019 Operating Income $661 $198 $121 $137 $205 ( - ) Income Taxes 1 173 49 30 40 54 Net Operating Profit, After Tax $488 $149 $91 $97 $151 Four Qtr. Avg. Short - term Debt $11 $11 $11 $11 $11 ( + ) Long - term Debt 2 1,995 1,772 2,033 2,035 2,138 ( + ) Capital Leases - - - - - ( + ) Book Equity 1,411 1,550 1,413 1,352 1,328 ( - ) Goodwill 1,991 1,991 1,991 1,991 1,991 ( - ) Cash 72 71 147 34 37 Invested Capital $1,353 $1,271 $1,319 $1,373 $1,449 Return on Invested Capital 36.1% Strong Return Profile 1 Calculated using effective tax rate of each quarter 2 Includes discounts and deferred financing costs for each quarter